SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934:

                                 For May 9, 2002

                           Commission File No. 0-9785

                         TRI CITY BANKSHARES CORPORATION
             (Exact name of registrant as specified in its charter)

Wisconsin                                               39-1158740
(State or other jurisdiction of            (I.R.S. Employer Identification No.)
incorporation or organization)

6400 South 27th Street
Oak Creek, Wisconsin                                        53154
(Address of principal executive offices)                 (Zip Code)

Registrant's telephone number, including area code:  (414) 761-1610



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Item 5.        Other Events

                On May 8, 2002, Tri City Bankshares Corporation, mailed a letter to shareholders announcing the settlement of Creve Couer Mortgage Associates, Inc. v. Tri City National Bank. The May 8, 2002 letter to shareholders is attached hereto as an exhibit and is incorporated herein by reference.

Item 7.         Exhibits

                Exhibit No.             Description
                -----------             -----------
                   99.1                 Letter to Shareholders dated May 9, 2002




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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                         TRI CITY BANKSHARES CORPORATION
                                  (Registrant)


Date:  May 9, 2002                            /s/Thomas W. Vierthaler
         ---------                            ---------------------------------
                                              Thomas W. Vierthaler
                                              Vice President & Comptroller
                                              (Chief Accounting Officer)





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                                    EXHIBITS


Exhibit No.                      Description
-----------                      -----------
   99.1                          Letter to Shareholders dated May 9, 2002.